Ivy Funds Variable Insurance Portfolios

Supplement dated June 3, 2013 to the

Ivy Funds Variable Insurance Portfolios Statement of Additional Information

dated April 30, 2013

Effective June 1, 2013, the reference and information related to Daniel Vrabac in the table under the section entitled “Portfolio Managers — Portfolio Managers employed by WRIMCO” on page 71 is deleted in its entirety.

Effective June 1, 2013, the reference and information related to Daniel Vrabac in the tables under the section entitled “Portfolio Managers — Portfolio Managers employed by WRIMCO — Ownership of Securities” on pages 73 and 74 is deleted in its entirety.

Supplement	Statement of Additional Information	1